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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 29, 2005
                                                     ---------------------------

Ault Incorporated
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             (Exact name of registrant as specified in its charter)

Minnesota                         0-12611               41-0842932
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(State or other jurisdiction     (Commission            (IRS Employer
of incorporation)                File Number)           Identification No.)

7105 Northland Terrace, Minneapolis, Minnesota                  55428
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       763.592.1900
                                                        ------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On March 29, 2005, the Company issued a press release setting forth Ault's third quarter, 2005 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 2.02.

Exhibit Index

99.1     Press release reporting third quarter 2005 financial results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          AULT INCORPORATED

                                          By:  /s/ Donald L. Henry
                                          -----------------------------
                                          Donald L. Henry
                                          Chief Financial Officer


Dated:    March 29, 2005